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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 5, 2006

                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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            Indiana                      000-21671              35-1887991
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act
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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

          (b) Effective June 5, 2006, James M. Cornelius resigned as a director of The National Bank of Indianapolis Corporation and its wholly-owned subsidiary, The National Bank of Indianapolis. Mr. Cornelius' resignation as a director follows his retirement after the closing of the merger agreement between Guidant Corporation and Boston Scientific Corporation (NYSE: BSX) on April 21, 2006, at which time he was elected "Chairman Emeritus" of the Guidant Board of Directors. Prior to that time, he served as Chairman and Chief Executive Officer of Guidant Corporation.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 8, 2006

                                                 THE NATIONAL BANK OF
                                                 INDIANAPOLIS CORPORATION

                                                 By:  /s/ Debra L. Ross
                                                     --------------------------
                                                     Debra L. Ross
                                                     Chief Financial Officer